UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

JAKKS PACIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Santa Monica, California	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 268-9444

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	JAKK	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 8, 2022, JAKKS Pacific Inc. (the “Company”) learned of a cybersecurity threat to its information technology system (“IT System”). Upon learning of the cybersecurity threat, the Company launched an investigation and undertook prompt action, including employing containment protocols to mitigate the impact of the threat, engaging third-party information technology cyber security and forensics experts and special legal counsel, and utilizing additional security measures to help safeguard the integrity of its IT System’s infrastructure and the data contained therein.

On December 14, 2022, the Company learned that certain data, including personal data of employees, had been extracted from the Company’s IT System. The measures described above are continuing while the Company, with the assistance of third-party experts, investigates the extent of the cybersecurity attack.

The Company is in the early stages of its investigation and assessment of the incident. Based on the information currently known, the Company does not currently believe the incident will have a material adverse impact on its business, operations or financial results.

Forward-Looking Information

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements as to future results of operations and financial projections, express or implied statements relating to the Company’s expectations regarding its ability to contain and assess the ransomware attack and the impact of the ransomware attack on the Company’s business, operations and financial condition. Factors that could cause actual results to differ materially from those expressed or implied include the following: the ongoing assessment of the ransomware attack; legal, reputational and financial risks resulting from the ransomware attack or additional cyberattacks; potential claims from employees, former employees or their dependents, shareholders, or regulatory agencies; the effectiveness of business continuity plans during the ransomware attack; and the other factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other public filings with the Securities and Exchange Commission. Except as required by the federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

By: /s/ John L. Kimble John L. Kimble, CFO
Date: December 15, 2022